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                                                                   EXHIBIT 23.2





                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 5, 2000, except for Note V which is dated June 8, 2000 relating to the consolidated financial statements, which appears in PolyMedica Corporation's Annual Report on Form 10-K for the year ended March 31, 2000.

                                            /s/ PricewaterhouseCoopers LLP
                                            -------------------------------
                                            PricewaterhouseCoopers LLP

Boston, Massachusetts
November 6, 2000